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                                                            EXHIBIT 10.1(q)(1)

                             AMENDMENT NO. 1 TO THE
                           UNIVERSAL FOODS CORPORATION
               MANAGEMENT INCENTIVE PLAN FOR CORPORATE MANAGEMENT

      WHEREAS, Universal Foods Corporation d/b/a Sensient Technologies Corporation (the "Company") sponsors the Universal Foods Corporation Management Incentive Plan for Corporate Management (the "Plan") for corporate management employees of the Company who have satisfied the eligibility requirements of the Plan; and

      WHEREAS, the Company's fiscal year has changed to the calendar year; and

      WHEREAS, the Company has changed its name to Sensient Technologies Corporation, subject to shareholder approval at the annual meeting of shareholders scheduled to be held in April 2001; and

      WHEREAS, the Company wishes to amend the Plan to reflect such changes and other matters relating thereto.

      NOW, THEREFORE, the Plan is hereby amended as follows effective as of the dates noted below:

      1. Effective as of November 6, 2000, the Plan shall be known as the:
"Sensient Technologies Corporation Management Incentive Plan for Corporate Management".

      2. Effective as of November 6, 2000, the first sentence of Section I. is amended in its entirety to read as follows:

            "The name of this Plan is the Sensient Technologies Corporation Management Incentive Plan for Corporate Management (formerly known as the Universal Foods Corporation Management Incentive Plan for Corporate Management)."

      3. Effective as of November 6, 2000, paragraph A. of Section II. is amended by replacing the reference to "Universal Foods Corporation" with "the Company".

      4. Effective as of November 6, 2000, paragraph D. of Section II. is amended in its entirety to read as follows:

            "D. 'Company' means Universal Foods Corporation d/b/a Sensient Technologies Corporation and, effective upon approval of the shareholders, to be known as Sensient Technologies Corporation."

      5. Effective as of January 1, 2000, a new paragraph F. is added to Section
II. to read as follows:

            "F. 'Fiscal Year' means (i) for the period on or after January 1, 2000, each twelve (12) consecutive month period beginning on January 1
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                  and ending on December 31; (ii) for the period on or after
                  October 1, 1999 and before January 1, 2000, the three (3) consecutive month period beginning on October 1, 1999 and ending on December 31, 1999; and (iii) for the period prior to October 1, 1999, each twelve (12) consecutive month period beginning on October 1 and ending the following September 30."

      6. Effective as of January 1, 2000, paragraphs originally designated F., G., H., I., and J. of Section II. are re-designated as paragraphs G., H., I., J., and K., respectively.

      7. Effective as of January 1, 2000, paragraph G. of Section II. is amended in its entirety to read as follows:

            "G. 'Fiscal Year Salary' means the base pay earned by a participant during the relevant Fiscal Year, exclusive of any incentive compensation or supplemental payments by the Company."

      8. Effective as of November 6, 2000, paragraph J. of Section II. is amended in its entirety to read as follows:

            "J. 'Plan' means this Sensient Technologies Corporation Management Incentive Plan for Corporate Management."

      9. Effective as of November 6, 2000, paragraph K. of Section II. is amended by replacing the reference to "Universal Foods Corporation" with "the Company".

      10. Effective as of as of November 6, 2000, Section III. is amended by replacing the reference to "Universal Foods Corporation" with "the Company".

      IN WITNESS WHEREOF, this Amendment has been duly executed this 12th day of December, 2000.

                                        UNIVERSAL FOODS CORPORATION
                                        d/b/a SENSIENT TECHNOLOGIES CORPORATION


                                        By: /s/ Richard Carney
                                           -------------------------------------


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